EXHIBIT (24)




                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint M. W. MCKINNEY and R. B. FANCHER, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company's Annual Report Form 10-K for the fiscal year ended December 31, 1997, File Number 1-3368, to be filed pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of January 1998.


                                     V. E. BRILL
                          _________________________________
                                     V. E. BRILL

                                                               EXHIBIT (24)




                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint M. W. MCKINNEY and R. B. FANCHER, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company's Annual Report Form 10-K for the fiscal year ended December 31, 1997, File Number 1-3368, to be filed pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of January 1998.


                                  M. F. CHUBB, JR.
                          _________________________________
                                  M. F. CHUBB, JR.

                                                               EXHIBIT (24)




                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint M. W. MCKINNEY and R. B. FANCHER, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company's Annual Report Form 10-K for the fiscal year ended December 31, 1997, File Number 1-3368, to be filed pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of January 1998.


                                    R. D. HAMMONS
                          _________________________________
                                    R. D. HAMMONS

                                                               EXHIBIT (24)




                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint M. W. MCKINNEY and R. B. FANCHER, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company's Annual Report Form 10-K for the fiscal year ended December 31, 1997, File Number 1-3368, to be filed pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of January 1998.


                                    R. C. HARTLEY
                          _________________________________
                                    R. C. HARTLEY

                                                               EXHIBIT (24)




                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint M. W. MCKINNEY and R. B. FANCHER, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company's Annual Report Form 10-K for the fiscal year ended December 31, 1997, File Number 1-3368, to be filed pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of January 1998.


                                   J. R. HERSCHEND
                          _________________________________
                                   J. R. HERSCHEND

                                                               EXHIBIT (24)




                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint M. W. MCKINNEY and R. B. FANCHER, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company's Annual Report Form 10-K for the fiscal year ended December 31, 1997, File Number 1-3368, to be filed pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of January 1998.


                                   F. E. JEFFRIES
                          _________________________________
                                   F. E. JEFFRIES

                                                               EXHIBIT (24)




                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint M. W. MCKINNEY and R. B. FANCHER, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company's Annual Report Form 10-K for the fiscal year ended December 31, 1997, File Number 1-3368, to be filed pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of January 1998.


                                     R. E. MAYES
                          _________________________________
                                     R. E. MAYES

                                                               EXHIBIT (24)




                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint M. W. MCKINNEY and R. B. FANCHER, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company's Annual Report Form 10-K for the fiscal year ended December 31, 1997, File Number 1-3368, to be filed pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of January 1998.


                                     R. L. LAMB
                          _________________________________
                                     R. L. LAMB

                                                               EXHIBIT (24)




                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE EMPIRE DISTRICT ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of Kansas, does hereby constitute and appoint M. W. MCKINNEY and R. B. FANCHER, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned, to sign the name of the undersigned to the Company's Annual Report Form 10-K for the fiscal year ended December 31, 1997, File Number 1-3368, to be filed pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, and to any amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this fourth day of February 1998.


                                    M. M. POSNER
                          _________________________________
                                    M. M. POSNER